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                                                                    Exhibit 10.3


                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of May 3, 2002, amends and modifies a certain Loan and Security Agreement dated as of June 28, 2001 as amended by Amendments dated as of December 20, 2001 and March 25, 2002 (as amended, the "Credit Agreement") by and between PEMSTAR INC. (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION (the "Lender"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

         FOR VALUE RECEIVED, the Borrower and the Lender agree that the Credit Agreement is amended as follows.


                 ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 Definitions. The following new definitions are added to Section 1.1 of the Credit Agreement:

                  "`Convertible Agreement' and `Convertible Notes' are defined in the definition of Convertible Subordinated Indebtedness."

                  "`Convertible Subordinated Indebtedness' means indebtedness incurred by the Borrower in principal amounts of up to $50,000,000 pursuant to the terms of that certain Securities Purchase Agreement, dated as of May 3, 2002 (the `Convertible Agreement'), among the Borrower, Smithfield Fiduciary LLC and Citadel Equity Fund Ltd. and the Senior Subordinated Convertible Notes issued thereunder (the `Convertible Notes'), which Securities Purchase Agreement and Subordinated Convertible Notes shall be substantially identical in form to the drafts distributed as of May 3, 2002, provided by the Borrower to the Lender"

         1.2 Indebtedness. Section 8.4 is amended by replacing the period at the end of Section 8.4(h) with "; and", and adding the following new Section 8.4(i):

                  "(i) The Convertible Subordinated Indebtedness."

         1.3 Subordinated Debt. New Section 8.14 is added after Section 8.13 and shall read as follows:

                  "Section 8.14 Payment of Subordinated Debt. Directly or indirectly make any payment on, or redeem, repurchase, defease, or make any sinking fund payment on account of, or any other provision for, or otherwise pay, acquire or retire for value, any of the Subordinated Debt (including, without limitation, the Convertible Subordinated Indebtedness), except for payment of (a) regularly-scheduled payments of interest (which shall not include payments due upon the giving of any Redemption Notice (as defined in the Convertible Notes) that are not prohibited by the applicable subordination agreement

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         (including without limitation the subordination provisions of the
         Convertible Notes), and (b) Pro Rata Permitted Payments (as defined in the Convertible Notes). Conversions of the Convertible Notes in accordance with sections 3, 6 and 7 of the Convertible Notes shall not be deemed to violate this Section."

         1.4 Defaults. Section 9.1 is amended by replacing the period at the end of Section 9.1(p) with "; or", and adding the following new Section 9.1(q):

         "(q) Any Triggering Event or Change of Control shall occur under any of the Convertible Notes or any holder of the Convertible Subordinated Indebtedness shall deliver a Triggering Event Redemption Notice, Holder Redemption Notice or a Change of Control Redemption Notice, or the Borrower shall deliver a Company Optional Redemption Notice (as such capitalized terms are defined in the Convertible Notes)."

         1.5 Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment. The Loans shall continue to be evidenced by the Note and it is acknowledged that the amount of the Note is greater than the Line of Credit Amount, as amended hereby.


                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

         To induce the Lender to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Lender that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.


                       ARTICLE III - CONDITIONS PRECEDENT

         This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         3.1 Warranties. Before and after giving effect to this Amendment, the representations and warranties in Article 6 of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         3.2 Defaults. Before and after giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.


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         3.3 Documents. This Amendment and the acknowledgment by the Guarantor in the form attached hereto shall have been executed and delivered by the appropriate parties. The Borrower shall deliver to the Lender the drafts of documents described in the definition of "Convertible Subordinated Indebtedness" and shall, promptly upon such documents becoming available, deliver to the Lender photocopies of the Convertible Agreement and each Convertible Note.

         3.4 IBM Credit Consent. Prior to incurrence of the Convertible Subordinated Indebtedness, IBM Credit shall have consented to such incurrence.


                              ARTICLE IV - GENERAL

         4.1 Expenses. The Borrower agrees to reimburse the Lender upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         4.4 Law. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

         4.5 Successors; Enforceability. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                            (signature page follows)


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Christopher J. Schaaf
                                           -------------------------------------

                                       Title Vice President
                                             -----------------------------------


                                       PEMSTAR INC.

                                       By: /s/ Linda U. Feuss
                                           -------------------------------------

                                       Title Secretary and General Counsel
                                             -----------------------------------


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                           GUARANTOR'S ACKNOWLEDGMENT

         The undersigned has guaranteed payment and performance of obligations of PEMSTAR INC. (the "Borrower") to U.S. Bank National Association (the "Lender") pursuant to the terms of a Guaranty, dated as of June 28, 2001 (the "Guaranty"), which obligations include without limitation obligations under that certain Loan and Security Agreement, dated as of June 28, 2001, as thereafter amended (the "Credit Agreement"). The undersigned acknowledges that its has received a copy of the proposed Third Amendment to the Credit Agreement, to be dated on or about May 2, 2002 (the "Amendment"). The undersigned agrees and acknowledges that the Amendment shall in no way impair or limit the right of the Lender under the Guaranty, and confirms that by the Guaranty, the undersigned continues to guaranty payment and performance of the obligations of the Borrower to the Lender, including without limitation obligations under the Credit Agreement as amended pursuant to the Amendment. The undersigned hereby confirms that the Guaranty remains in full force and effect, enforceable against the undersigned in accordance with its terms.


                                       TURTLE MOUNTAIN CORPORATION


                                       By: /s/ Linda U. Feuss
                                           -------------------------------------

                                       Title Secretary
                                             -----------------------------------

                                       and

                                       By:
                                           -------------------------------------

                                       Title
                                             -----------------------------------